                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (S) 240.14a-12

                               LOISLAW.COM, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5) Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ---------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3) Filing Party:

     ---------------------------------------------------------------------------

     4) Date Filed:

     ---------------------------------------------------------------------------

                               LOISLAW.COM, INC.
                              105 N. 28th Street
                           VAN BUREN, ARKANSAS 72956


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 13, 2000

To the Stockholders of Loislaw.com, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Loislaw.com, Inc. (the "Company") will be held at Park City Club, 5956 Sherry Lane, 17th Floor, Dallas, Texas 75225, on June 13, 2000 at 9:00 a.m., local time, for the following purposes:

1. Election of Director: To elect one director to serve for a three-year term expiring in 2003.

2. 1999 Nonqualified Stock Option Plan for Nonemployee Directors: To consider and vote upon a proposal to approve the adoption of the Company's 1999 Nonqualified Stock Option Plan for Nonemployee Directors.

3. 2000 Stock Option Plan: To consider and vote upon a proposal to approve the adoption of the Company's 2000 Stock Option Plan for sales and marketing personnel.

4. Amendment of 1996 Stock Option Plan: To consider and vote upon a proposal to amend the Company's 1996 Stock Option Plan to increase from 1,500,000 to 1,950,000 the aggregate number of shares of Common Stock authorized for issuance under such plan.

5. Other Business: To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only holders of record of the Company's Common Stock at the close of business on May 19, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     The Annual Report for the year ended December 31, 1999 is being mailed to stockholders simultaneously with the mailing of this Notice and Proxy Statement.

                              By Order of the Board of Directors

                                 /s/ Douglas W. Parker, Sr.

                                   Douglas W. Parker, Sr.,
                                         Secretary

Van Buren, Arkansas
May 25, 2000



                            YOUR VOTE IS IMPORTANT.

YOU ARE URGED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IF YOU ATTEND THE MEETING.

                               LOISLAW.COM, INC.
                              105 N. 28th Street
                           VAN BUREN, ARKANSAS 72956

                                PROXY STATEMENT

                      FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 13, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Loislaw.com, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing notice.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no special compensation therefor, may solicit proxies in person, by telephone, email or facsimile. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Company's Common Stock, par value $0.001 per share (the "Common Stock").

     The approximate date on which this Proxy Statement and the accompanying proxy are first being mailed to stockholders is May 25, 2000.

                             REVOCABILITY OF PROXY

     Any stockholder executing a proxy retains the right to revoke it at any time prior to exercise at the Annual Meeting. A proxy may be revoked by delivery of written notice of revocation to Douglas W. Parker, Sr., Secretary of the Company, by execution and delivery to the Company of a later proxy or by voting the shares in person at the Annual Meeting. If not revoked, all shares represented at the Annual Meeting by properly executed proxies will be voted as directed therein. If no direction is given, such shares will be voted for election of the nominee for director and for approval of each of the other proposals set forth herein.

                               VOTING SECURITIES

     The close of business on May 19, 2000, has been fixed as the record date for the determination of holders of record of the Company's Common Stock entitled to notice of and to vote at the Annual Meeting. On the record date, 20,985,597 shares of the Company's Common Stock were outstanding and eligible to be voted at the Annual Meeting.

     For each share of Common Stock held on the record date, a shareholder is entitled to one vote on all matters to be voted on at the Annual Meeting. Stockholders are not entitled to cumulative voting with respect to the election of directors.

                               VOTING PROCEDURES

     The vote required for the election of directors and for the approval of each of the other proposals to be acted on at the Annual Meeting is the affirmative vote of a majority of the shares entitled to vote on the matter and present or represented by proxy at the meeting, provided a quorum is present. A quorum is established by the presence or representation at the meeting of the holders of a majority of the Company's voting shares. Under the rules of the New York Stock Exchange (the "Exchange"), brokers who are members of the Exchange and who hold shares in street name have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors and each of the other proposals set forth in the proxy statement. The shares represented by a broker non-vote (or other limited proxy) as to any proposal will be considered present for quorum purposes, but will not be considered part of the shares entitled to be voted on that proposal at the meeting. Thus, the effect of such non-votes will be to reduce the number of affirmative votes required to approve such proposal and the number of negative votes required to defeat such proposal. An abstention with respect to any nominee or any proposal will effectively count as a vote against the election of such nominee or such proposal.

            BENEFICIAL OWNERSHIP OF THE COMPANY'S EQUITY SECURITIES

     The following table sets forth information, as of May 19, 2000, with respect to the shares of the Company's Common Stock beneficially owned (i) by each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) by each director, nominee for election as a director and each executive officer named in the Summary Compensation Table, and
(iii) by all current directors and executive officers of the Company as a group.

     The number of shares beneficially owned includes shares of Common Stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days through the exercise of an option or through the conversion of another security. Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.

     Common Stock not outstanding that is subject to options or conversion privileges is deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by the person holding such options or conversion privileges, but is not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

                                                        NUMBER OF SHARES
                                                        OF COMMON STOCK         PERCENT
NAME                                                   BENEFICIALLY OWNED       OF CLASS
----                                                   ------------------       --------

Kyle D. Parker (1)                                          3,349,200             16.0%
W. Clark Wigley (2)                                           230,000              1.1
Mark O. Beyland (3)                                           599,355              2.9
Robert C. Ammerman (4)                                      5,664,170             27.0
Hannah C. Stone (5)                                         2,237,520             10.7
D. Randy Laney                                                    -0-              ---
Capital Resource Lenders III, L.P. (4)                      5,664,170             27.0
Sandler Capital Partners IV, L.P. (5)                       2,237,520             10.7
Sandler Capital Partners IV, FTE, L.P. (5)                  2,237,520             10.7
Douglas W. Parker, Sr. (6)                                  1,479,600              7.1
Melissa A. Parker (7)                                       1,559,600              7.4
All directors and executive officers as a group (8)        13,388,711             62.6
  (11 persons)

__________________________
(1) Consists of 1,119,200 shares held of record by Kyle D. Parker, 2,000,000 shares held by a limited partnership in which an entity owned by him is the sole general partner and 230,000 shares held by the Parker Trust, of which he is the trustee. Under the terms of the trust, Mr. Parker has sole voting power of all of the shares held of record by the trustee. W. Clark Wigley has been granted an option to purchase all shares held by the Parker Trust. Mr. Parker disclaims beneficial ownership of the shares held by the Parker Trust. This information is based on a Schedule 13G filed on February 14, 2000 by Mr. Parker and on additional information provided to the Company by Mr. Parker.
(2) Consists of an option to purchase 230,000 shares of Common Stock from the Parker Trust that is fully vested.
(3) Includes 340,287 shares subject to options held by Mr. Beyland that are presently exercisable or will be exercisable within 60 days.
(4) Consists of 5,659,542 shares of Common Stock held of record by Capital Resource Lenders III, L.P., and 4,628 shares of Common Stock held of record by CRP Investment Partners III, LLC. Mr. Ammerman is a managing member of Capital Resource Partners III, LLC, which is the general partner of Capital Resource Lenders III, L.P. Capital Resource Partners III, LLC has sole voting and investment power with respect to the shares held of record by Capital Resource Lenders III, L.P. Mr. Ammerman is also a managing member of CRP Investment Partners III, LLC. Mr. Ammerman shares with three other managing members the voting and investment power with respect to the shares beneficially owned by CRP Investment Partners III, LLC. Mr. Ammerman disclaims beneficial ownership of all shares owned by these entities, except to the extent of his pecuniary interest in those shares. The address for Mr. Ammerman, Capital Resource Lenders III, L.P. and CRP Investment Partners III, LLC is 85 Merrimac Street, Suite 200, Boston, Massachusetts 02114. This information is based on a Schedule 13G filed on February 11, 2000 by Mr. Ammerman and the entities referred to in this footnote.

(5) Consists of 1,587,360 shares of Common Stock held of record by Sandler Capital Partners IV, L.P. and 650,160 shares of Common Stock held of record by Sandler Capital Partners IV, FTE, L.P. Ms. Stone is a Managing Director of Sandler Capital Management, a general partnership, which is the general partner of Sandler Capital Partners IV, L.P. and Sandler Capital Partners IV, FTE, L.P. Ms. Stone shares voting and investment power with respect to the shares held of record by Sandler Capital Partners IV, L.P. and Sandler Capital Partners IV, FTE, L.P. with several other managing directors. Ms. Stone disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest therein. The address for Ms. Stone, Sandler Capital Partners IV, L.P. and Sandler Capital Partners IV, FTE, L.P. is 767 Fifth Avenue, 45th Floor, New York, New York 10153. This information is based on a Schedule 13D filed on October 19, 1999 by Ms. Stone and the entities referred to in this footnote.
(6) Consists of 479,600 shares held of record by Douglas W. Parker, Sr. and 1,000,000 shares held by a limited partnership in which an entity owned by him is the sole general partner. This information is based on a Schedule 13G filed on February 14, 2000 by Mr. Parker.
(7) Consists of 559,600 shares held of record by Ms. Parker and 1,000,000 shares held of record by a limited partnership in which an entity owned by her is the sole general partner. This information is based on a Schedule 13G filed on February 14, 2000 by Ms. Parker.
(8) Includes options to purchase an aggregate of 398,123 shares that are presently exercisable or will be exercisable within 60 days.

ITEM 1. ELECTION OF DIRECTOR

     The Certificate of Incorporation of the Company provides that there shall be four directors, subject to change in accordance with the Bylaws, classified into three classes, and that members of the three classes shall be elected to staggered terms of three years each. In accordance with the Bylaws, the number of directors constituting the entire Board has been increased to five. The Board of Directors presently consists of five persons.

     The current term of office of the one Class I director will expire at the 2000 Annual Meeting and one director has been nominated for re-election at the meeting for a term expiring at the 2003 Annual Meeting:

                                    CLASS I
                              TERM EXPIRING 2003
                              ------------------
                                Hannah C. Stone

     Ms. Stone has consented to serve if elected and, if elected, will serve until the 2003 Annual Meeting of Stockholders and until her successor is duly elected and qualified.

     Class II and Class III directors are currently serving terms expiring in 2001 and 2002, respectively. The Class II directors are D. Randy Laney and Robert C. Ammerman and the Class III directors are Kyle D. Parker and Mark O. Beyland.

     Under an Amended and Restated Stockholders' Agreement dated as of May 25, 1999, as long as each of (a) Capital Resource Lenders III, L.P. and (b) Sandler Capital Partners IV, L.P. and Sandler Capital Partners IV, FTE, L.P., collectively, hold at least 10% of the outstanding shares of the Company's Common Stock, persons who were stockholders on that date have agreed to vote their shares to elect one representative of Capital Resource Lenders III, L.P. and one representative of the Sandler parties to the Board of Directors. Ms. Stone was selected as a director of Loislaw.com in connection with this agreement. Mr. Ammerman will continue as a director pursuant to this agreement. For more information regarding the Amended and Restated Stockholders Agreement, see "Compensation Committee Interlocks and Insider Participation" on pages 5-7.

     All duly submitted and unrevoked proxies will be voted FOR the nominee listed above, unless otherwise instructed. It is expected that the nominee will be available for election, but if for any unforeseen reason she should decline or be unavailable for election, the persons designated as proxies will have full discretionary authority to vote for another person designated by the Board of Directors.

     The directors and executive officers of the Company beneficially owned more than 50% of the outstanding shares of the Company's Common Stock as of the record date and therefore collectively have the ability to control the outcome of the vote on the election of a director and each of the other proposals at the Annual Meeting.

Directors

     The following table sets forth certain information with respect to the nominee and each current director of the Company, including the name, age and term of office as a director for each individual.

                                  DIRECTOR
    NAME                   AGE     SINCE              POSITION
    ----                   ---    --------            --------

Kyle D. Parker (1).......   43      1987        Chief Executive Officer and Chairman of the Board
Mark O. Beyland (2)......   49      1999        President, Chief Financial Officer and Director
Robert C. Ammerman (1)...   46      1997        Director
D. Randy Laney (2).......   45      1999        Director
Hannah C. Stone* (1)(2)..   34      1999        Director

----------------------
*    Current nominee for re-election as a director.

(1)  Member of the compensation committee
(2)  Member of the audit committee

     Kyle D. Parker founded Loislaw.com in 1987 and has served as Chief Executive Officer and Chairman of the Board since that time. Mr. Parker also served as President of Loislaw.com from 1987 to May 1999. Since 1985 Mr. Parker has been a partner in the Parker Law Firm in Fort Smith, Arkansas. Mr. Parker served on the Legal Automation Committee of the Arkansas Bar Association and the American Association of Law Librarian's Task Force on Citation Formats. Mr. Parker holds a J.D., with highest honors, from Franklin Pierce Law Center and a B.A., cum laude, from Arkansas Tech University. Mr. Parker is the son of Douglas
W. Parker, Sr.

     Mark O. Beyland joined Loislaw.com as President, Chief Financial Officer and a director in May 1999. Mr. Beyland served as President and Chief Executive Officer of Reed Technology and Information Services, Inc., a subsidiary of Reed-Elsevier, from September 1993 to March 1998. Mr. Beyland holds a B.S. in Business from Ohio State University and an M.B.A. from the University of Dayton.

     Robert C. Ammerman has served as a director of Loislaw.com since November 1997. Since 1987 Mr. Ammerman has served as Treasurer of Capital Resource Management, Inc., a private capital investment firm, and as general partner of several private capital funds affiliated with Capital Resource Management. Mr. Ammerman holds a B.A. and an M.S. from Carnegie Mellon University.

     D. Randy Laney has served as a director of Loislaw.com since June 1999. Since October 1998 Mr. Laney has served as Chief Executive Officer, President and Chairman of BAV Software, Inc., a web-enabled supply chain software development company. From August 1995 to October 1998, Mr. Laney served as a partner of Bentonville Associates Ventures, LLC, a financial and business consulting company. Mr. Laney was employed by Wal-Mart Corporation from 1970 to 1993 and served as Vice President of Finance and Treasurer for a portion of that time. He holds a B.S. and a J.D. from the University of Arkansas.

     Hannah C. Stone has served as a director of Loislaw.com since June 1999. In 1993, Ms. Stone joined Sandler Capital Management, a private capital investment firm, and she is a general partner of various partnerships associated with Sandler Capital Management. She holds a B.A. from Stanford University and an M.B.A. from Harvard Business School. She is also a director of Millbrook Press.

Committees of the Board of Directors

     The Board of Directors has appointed a compensation committee consisting of Messrs. Ammerman and Parker and Ms. Stone. The compensation committee reviews and evaluates the compensation and benefits of all officers of Loislaw.com, reviews general policy matters relating to compensation and benefits of Loislaw.com employees and makes recommendations concerning these matters to the Board of Directors. The compensation committee also administers the Company's 1996 Stock Option Plan. The compensation committee met five times during 1999.

     The Board of Directors has also appointed an audit committee consisting of Messrs. Laney and Beyland and Ms. Stone. The audit committee reviews, with the Company's independent auditors, the scope and timing of the auditors' services, the auditors' report on the Company's financial statements following completion of their audit, and the Company's policies and procedures with respect to internal accounting and financial controls. In addition, the audit committee makes annual recommendations to the Board of Directors for the appointment of independent auditors for the ensuing year. The audit committee met one time during 1999.

Meetings of the Board of Directors

     The total number of meetings of the Board of Directors during 1999 was seven. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served.

Compensation of Directors

     The Company pays each nonemployee director an annual fee of $10,000 and reimburses each director for reasonable expenses incurred in attending Board meetings. In addition, directors who are not officers or employees of Loislaw.com are eligible to receive options under the Company's Nonqualified Stock Option Plan for Nonemployee Directors.

     The Board of Directors adopted the Nonqualified Stock Option Plan for Nonemployee Directors on July 22, 1999. This plan provides for the issuance of a maximum of 320,000 shares of Common Stock. For more information regarding the Nonqualified Stock Option Plan for Nonemployee Directors, see "Proposal to Approve Adoption of 1999 Nonqualified Stock Option Plan for Nonemployee Directors" on pages 11-14.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee is comprised of Messrs. Parker and Ammerman and Ms. Stone. Mr. Parker is an executive officer of Loislaw.com. Ms. Melissa A. Parker, Mr. Parker's sister-in-law, loaned Loislaw.com $4,000,000, which was subsequently converted into Series B redeemable preferred stock. The Company redeemed the Series B preferred stock held by Ms. Parker for $5.0 million on October 5, 1999.

     Three of the Company's Board members are affiliated with the Company's significant stockholders. The persons named below are members of the Company's Board of Directors and are also affiliated with certain of the Company's stockholders.

  Name of Board Member              Entity with Whom Board Member is Affiliated             Relationship
  --------------------              -------------------------------------------             ------------
Robert C. Ammerman         Capital Resource Partners III, LLC, the general partner of     Managing Member
                           Capital Resource Lenders III, L.P.
                           CRP Investment Partners III, LLC                               Managing Member


Hannah C. Stone            Sandler Capital Management, an affiliate of Sandler Capital    Managing Director
                           Partners IV, L.P. and Sandler Capital Partners IV, FTE, L.P.


Kyle D. Parker             Douglas W. Parker, Sr.                                         Son
                           Melissa A. Parker                                              Brother-in-Law

     The other three managing members of Capital Resource Partners with whom Mr. Ammerman shares voting and dispositive power with respect to shares held by Capital Resource Lenders are Mr. Fred C. Danforth, Mr. Stephen M. Jenks and Mr. Alexander S. McGrath. Messrs. Danforth, Jenks and McGrath are also the only other managing members of CRP Investment Partners. Investment decisions are determined by a majority vote.

     The persons who share voting and dispositive power with respect to the shares held by Sandler Capital Partners IV, L.P. and Sandler Capital Partners IV, FTE, L.P. are Mr. Harvey Sandler, Mr. John Kornreich and Mr. Michael Marocco.

     Series A convertible preferred stock. On November 24, 1997, the Company entered into a Senior Subordinated Note and Securities Purchase Agreement with Capital Resource Lenders III, L.P. Under the terms of this agreement, the Company sold $3.0 million of Series A convertible preferred stock and issued a warrant for the right to purchase 1,944,586 shares of Loislaw.com Common Stock at $0.005 per share to Capital Resource Lenders

III, L.P. In connection with this sale, the Company entered into a Stockholders' Agreement and a Registration Rights Agreement. Both of these agreements were amended and restated on May 25, 1999 and are described below.

     Series C convertible preferred stock. On May 25, 1999, the Company sold 2,495,697 shares of Series C convertible preferred stock to a limited number of investors for a total of $14.5 million. The names of the investors and the number of shares purchased by them for $5.81 per share are set forth below:

Name of Investor                                         Number of  Shares
----------------                                         -----------------
Capital Resource Lenders III, L.P.  ...................            857,509
Sandler Capital Partners IV, L.P.  ....................            793,680
Sandler Capital Partners IV, FTE, L.P.  ...............            325,080
Mark O. Beyland  ......................................            129,088
Exeter Capital Partners IV, L.P.  .....................            390,340

     Capital Resource Lenders III, L.P. is one of the holders of the Company's Series A convertible preferred stock, and it purchased its portion of the Series C convertible preferred stock by converting notes issued to it by the Company with a total outstanding principal balance of $5 million. Capital Resource Lenders III and its affiliate, CRP Investment Partners III, also have guaranteed a portion of the Company's lines of credit with the Company's bank. Mark O. Beyland is the Company's President and Chief Financial Officer.

     Amended and Restated Registration Rights Agreement.   On May 25, 1999, the
Company entered into an Amended and Restated Registration Rights Agreement with the Company's stockholders. This agreement gives Capital Resource Lenders III, L.P., CRP Investment Partners III, LLC, Mark O. Beyland, Sandler Capital Partners IV, L.P., Sandler Capital Partners IV, FTE, L.P., Exeter Capital Partners IV, L.P. and Rowland T. Moriarty the right to require the Company to use its best efforts to register under the Securities Act all or any part of the shares of the Company's Common Stock that they own. This right is subject to limitations and conditions, including that the Company will not be required to effect a registration:

     . more than one time for the former holders of the Series A convertible preferred stock;

     . more than one time for the former holders of the Series C convertible preferred stock; and

     . if the reasonably anticipated total price of the offering to the public will not exceed $5 million.

     Additionally, if the Company proposes to register Common Stock under the Securities Act, the above stockholders as well as Charles J. Lindsay, George P. Lindsay, Charles M. Dubroff, Nester J. Olivier and Dublind Partners, Inc., or their assignees, may have the right to request the inclusion of their shares of Common Stock in the registration.

     Finally, all former holders of Series A convertible preferred stock and Series C convertible preferred stock have the right to request any number of registrations on Form S-3, subject to limitations and conditions, including that the reasonably anticipated total price to the public must exceed $500,000.

     The Company has agreed to pay the expenses of the registrations described above. These costs include filing fees, printing expenses, and up to $10,000 in fees of legal counsel for the selling stockholders. The selling stockholders would pay any underwriting discounts and commissions associated with the sale of their securities.

     The Company has agreed that in the event of any registration of securities under the Amended and Restated Registration Rights Agreement, the Company will indemnify the selling stockholders against Securities Act liabilities incurred in connection with the registration.

     Subject to some limitations and conditions, the registration rights held by these stockholders may be transferred with their securities.

     Rowland T. Moriarty is a holder of Common Stock, which he acquired upon conversion of Series A convertible preferred stock, a warrant holder and, on occasion, a marketing consultant to the Company. He also has guaranteed a portion of the Company's lines of credit with the Company's bank.

     Amended and Restated Stockholders' Agreement. On May 25, 1999, the Company and its existing stockholders entered into an Amended and Restated Stockholders' Agreement. This agreement provides that the existing stockholders will vote their shares to elect to the Board of Directors of Loislaw.com one person designated by each of (a) Capital Resource Lenders III, L.P. and (b) Sandler Capital Partners IV, L.P. and Sandler Capital Partners IV, FTE, L.P., collectively, so long as they each hold at least 10% of the Company's outstanding shares of Common Stock. In addition, these stockholders, as well as the Parker Trust, Kyle D. Parker, Douglas W. Parker, Sr., and Melissa
A. Parker, have co-sale rights entitling them to include shares of their stock in the following sales:

     . the sale by any party to the stockholders' agreement of a control block of securities of Loislaw.com; or

     . the sale of securities of Loislaw.com by any party to the stockholders' agreement to a designated competitor of Loislaw.com.

     The existence of this co-sale right could allow these stockholders to sell their shares of stock at a premium over the fair market value of the Common Stock and could transfer control of Loislaw.com.

     Stockholders that are parties to this agreement may not sell their securities of Loislaw.com in a control block sale or a private sale to a designated competitor except in compliance with the co-sale right.

     Loans from the Company's stockholders. The Company has borrowed money from Capital Resource Lenders III, L.P., CRP Investment Partners III, LLC and Rowland
T. Moriarty and has executed several senior subordinated notes, which as of September 30, 1999 had a combined outstanding principal balance of $9,989,434. These notes accrued interest at a rate of 12.5% per annum and were due on November 30, 2003. The Company repaid these notes in full on October 5, 1999 with a portion of the proceeds of its initial public offering.

The following table sets forth certain information regarding these notes.

                            1999 Subordinated Debt

                                                       Amount       Total Interest Paid and
                                                      Borrowed         Principal Repaid          Amount Owed at
         Stockholder                                 During 1999         During 1999             October 5, 1999
         -----------                                 -----------         -----------             ---------------
     Capital Resource Lenders III, L.P. ..........    $1,966,924          $10,759,139               $10,155,474
     CRP Investment Partners III, LLC ............         2,308               12,624                    11,928
     Rowland Moriarty ............................        30,768              168,315                   159,034

     On February 9, 1999, the Company granted Capital Resource Lenders III, CRP Investment Partners III and Rowland Moriarty warrants to purchase a total of 204,182 shares of the Company's Common Stock in connection with a limited guaranty of the Company's credit agreement with Fleet National Bank provided by these parties. The amount the Company repaid to Capital Resource Lenders III on May 19, 1999 includes a $10,566 reduction of principal in connection with the exercise of warrants.

                             1999 Convertible Debt

                                                  Amount           Amount Converted into Shares of
                                                 Borrowed        Series C Convertible Preferred Stock     Amount of Interest
Stockholder                                    During 1999                    During 1999                Paid on May 25, 1999
-----------                                    ------------                   ------------               ---------------------
Capital Resource Lenders III, L.P. ..........    $5,000,000                    $4,982,127                       $89,931

     On May 25, 1999, the notes described in the table above were converted into 857,509 shares of Series C convertible preferred stock, which were in turn converted into 1,715,018 shares of Common Stock on October 5, 1999.

     Lease with the Parker Law Firm. The Company leases the Company's principal executive office and operations facility in Van Buren, Arkansas from the Parker Law Firm, of which Douglas W. Parker, Sr. and Kyle D. Parker are partners. The lease provides for a five-year term expiring in May 2004 with two five-year renewals at the option of Loislaw.com. Monthly payments under the lease were increased to $14,100 in May 1999 as a result of expansion of space under the lease. During 1999, the Company paid $102,797 under this lease.

                            EXECUTIVE COMPENSATION

Report of Compensation Committee on Annual Compensation

     The following paragraphs constitute the report of the Compensation Committee of the Board of Directors (the "Committee") on executive compensation policies for fiscal year 1999. In accordance with Securities and Exchange Commission rules, this report shall not be deemed to be incorporated by reference into any statements or reports filed by the Company with the Commission that do not specifically incorporate this report by reference, notwithstanding the incorporation of this Proxy Statement into any such reports.

     The Committee administers the compensation program for executive officers and other management level employees of the Company and makes all related decisions.

     The principal elements of the compensation program for executive officers are base salary, performance-based annual bonuses, and options granted under the Company's Employee Stock Option Plan (the "Option Plan"). The goals of the program are to give the executive officers incentives to work toward the improved financial performance of the Company and to reward them for their contributions to the Company's success. The program is also designed to retain the Company's key executives, each of whom plays an important role in enabling the Company to maintain its commitment to providing comprehensive, affordable and easy to use legal information to its customers. For a summary of 1999 compensation, see the Summary Compensation Table below.

Base Salary
-----------

     Annual salaries for the Company's executive officers, including the CEO, are generally reviewed at various times each year based on a number of factors, both objective and subjective, with any change to be effective as directed by the Compensation Committee. Objective factors considered include increases in the cost of living, the Company's current performance and, to a lesser extent, the Company's overall historical performance, although no specific formulas based on such factors are used to determine salaries. Salary decisions are based primarily on the Committee's subjective analysis of the factors contributing to the Company's long-term success and of the executives' individual contributions to such success.

     The CEO's salary is determined based on the factors and analysis described above. Specific factors considered by the Committee in establishing the CEO's salary include his current responsibilities with the Company and continuing contributions to the successful expansion of the Company's operations and its financial growth over recent periods.

Performance-Based Annual Bonuses
--------------------------------

     The Company also offers to its key executives the ability to earn performance-based annual bonuses. The bonuses are generally entirely discretionary with the Compensation Committee, and any performance-based bonus is awarded based upon predefined goals, including, but not limited to, the executive's contribution toward achieving certain financial goals, the executive's assumption of additional job duties, and the number of hours that the executive dedicates toward performance of his or her duties.

     Performance-based bonuses help the Company attract qualified executives, provide an incentive to executives to work toward improving the financial success of the Company and help to ensure a commitment of each executive to long-term employment with the Company. The bonuses are also necessary to enable the Company to compete for quality executive candidates with its major competitors.

    For 1999, the bonus paid to the CEO was based in part on his efforts in connection with the Company's successful initial public offering and the completion of 31 of the Company's state law databases during the year.

Stock Options
-------------

     Awards of stock options strengthen the ability of the Company to attract, motivate and retain executives of superior capability and more closely align the interests of management with those of shareholders. The Committee considers on an annual basis the grant of options to executive officers and key managers. When circumstances warrant, options may be granted on a more frequent basis. Some factors utilized in determining frequency of the grant of stock options include individual employee contributions, the need to be competitive in attracting employees and in retaining key employees. The number of options granted is generally based upon the position held by a participant and the Committee's subjective evaluation of such participant's contribution to the Company's future growth and profitability. The Committee may also consider the size of past awards and the total amounts outstanding in making such a determination.

     Unlike cash, the value of a stock option is not immediately realized and does not result in a current expense to the Company. Stock options are granted with an exercise price equal to the current market price of the Company's stock and will have value only if the Company's stock price increases, resulting in a commensurate benefit for the Company's shareholders.

     The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. As performance goals are met or exceeded, resulting in increased value to shareholders, executives are rewarded commensurately. The Committee believes that compensation levels during 1999 adequately reflect the Company's compensation goals and policies.

April 28, 2000

Compensation Committee:
-----------------------

     Kyle D. Parker (Chairman)
     Robert C. Ammerman
     Hannah C. Stone

Compensation of Certain Officers

     The following table sets forth certain information with respect to annual and long-term compensation paid or awarded to the Company's CEO and each of the other executive officers of the Company who met the minimum compensation threshold of $100,000 for inclusion in the table for or with respect to the last two fiscal years.

                          Summary Compensation Table

                                                                                                               Long-Term
                                                                        Annual Compensation                  Compensation
                                                                        -------------------                  ------------
                                                                                                                 Awards
                                                                                                                 ------
                                                                                        Other Annual       Securities Underlying
       Name and Principal Position                    Year    Salary ($)    Bonus ($)   Compensation ($)     Options/SARs (#)
       ---------------------------                    ----    ----------    ---------   ----------------     ----------------
Kyle D. Parker, Chief Executive Officer............    1999      197,453      50,000                --                --
                                                       1998      153,905          --                --                --
Mark O. Beyland, President and Chief Financial
 Officer(1)........................................    1999      112,689      37,500            94,085(2)            340,287
                                                       1998           --          --                --
W. Clark Wigley, Vice President of Business
 Development(3)....................................    1999      144,000          --             6,000(4)             --
                                                       1998      144,000          --             6,000(4)             --

__________________________
(1)  Mr. Beyland joined the Company in May 1999.
(2) Consists of relocation expenses paid on behalf of Mr. Beyland in connection with his hiring.
(3) Mr. Wigley resigned from his position as an officer of the Company effective April 27, 2000.
(4)  Consists of a car allowance of $500 per month.

Option Grants in Last Fiscal Yearat

     The following tables set forth certain information with respect to all options granted to the named executive officers during 1999.

                     Option/SAR Grants in Last Fiscal Year

                                                                                                    Potential Realizable Value at
                                                                                                 Assumed Annual Rates of Stock Price
                                                      Individual Grants                            Appreciation for Option Term (1)
                                   ---------------------------------------------------------       --------------------------------
                                   Number of     Percent of Total
                                   Securities      Options/SARs
                                   Underlying       Granted to      Exercise or
                                  Options/SARs     Employees in     Base Price    Expiration              5%            10%
         Name                     Granted (#)      Fiscal Year        ($/Sh)         Date                ---            ---
         ----                     -----------      -----------        ------         ----                ($)            ($)
Kyle D. Parker, Chief Executive
 Officer........................      -0-              -0-

Mark O. Beyland, President and
 Chief Financial Officer........  441,454(2)         61.87%           $2.91        5/25/09            807,898       2,047,371

W. Clark Wigley, Vice President
 of Business Development........      -0-              -0-

___________________________
(1) Represents the hypothetical appreciation in value of the underlying shares over ten years (the term of the option) at the assumed annual rates of appreciation of 5% and 10%.
(2) These nonqualified stock options were granted to Mr. Beyland on May 25, 1999 and vested with respect to 220,727 shares on the date of grant and the remaining 220,727 shares vest in equal monthly installments over the following 24 months. The exercise price is equal to the fair market value of the Common Stock on the grant date.

         Aggregated Option/SAR Exercises and FY-End Option/SAR Values

                                                           Number of Securities
                                                          Underlying Unexercised          Value of Unexercised In-The-
                                                        Options/SARs at FY-End (#)        Money Options/SARs at FY-End
                                                        --------------------------        ----------------------------
           Name                                         Exercisable/Unexercisable       ($) Exercisable/Unexercisable(1)
           ----                                         ---------------------------     --------------------------------
Kyle D. Parker, Chief Executive Officer                            -0-                                  -0-
Mark O. Beyland, President and Chief Financial
Officer.............................................         285,106/156,348                   10,325,114/5,662,143
W. Clark Wigley, Vice President of Business
 Development........................................               -0-                                  -0-

____________________________
(1) Market value of the Common Stock at December 31, 1999 ($39.125) less the by the number of shares. option exercise price, multiplied

     None of the named executive officers exercised any options during 1999.

Employment Agreements

     The Company has entered into the following employment agreements with the Company's Chairman and Chief Executive Officer and the Company's President and Chief Financial Officer:

     Officer                     Term            Base Salary                Position
     -------              --------------------   -----------   -------------------------------------
Kyle D. Parker..........  June 1999-June 2002      $225,000    Chairman and Chief Executive Officer
Mark O. Beyland.........  June 1999-June 2002      $175,000    President and Chief Financial Officer

     The employment agreements permit increases in base salary in the discretion of the Compensation Committee. The Compensation Committee also has discretion to grant annual bonuses to Mr. Parker and Mr. Beyland in amounts not exceeding 50% of their respective base salaries. The employment agreements also entitle Mr. Parker and Mr. Beyland to participate in any bonus or employee benefit plans or arrangements from time to time in effect. If the Company terminates the employment of Mr. Parker or Mr. Beyland without "cause," as defined in the agreements, Mr. Parker or Mr. Beyland will be entitled to receive payments equal to one year's annual salary. If the termination of their employment is in connection with a change of control of Loislaw.com, Mr. Parker and Mr.

Beyland each will be entitled to receive a lump-sum payment equal to two times his annual salary plus bonuses and continuing coverage under the Company's medical plan for one year. Under the employment agreements, Messrs. Parker and Beyland each agree not to engage, directly or indirectly, in activities in competition with Loislaw.com either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, or in any other capacity during the term of the employment agreement and for 12 months after termination of his employment, if the termination occurs during the term of the agreement.

Equity Plans

     The Company has reserved 1,500,000 shares of Common Stock for issuance upon the exercise of incentive or nonqualified options granted under its 1996 Stock Option Plan, as amended. The Board has approved an amendment to this plan to increase the total number of shares that may be issued thereunder to 1,950,000, subject to approval by the stockholders of at this Annual Meeting. See "Proposal to Approve an Amendment of the 1996 Stock Option Plan." The Company has reserved 300,000 shares of Common Stock for issuance under a payroll-deduction Employee Stock Purchase Plan adopted in September 1999, as amended. The Company has also reserved 320,000 shares of Common Stock for issuance upon the exercise of options granted under the 1999 Nonqualified Stock Option Plan for Nonemployee Directors, subject to approval of that plan at this Annual Meeting. See "Proposal to Approve Adoption of 1999 Nonqualified Stock Option Plan for Nonemployee Directors." Finally, the Company's Board of Directors has recently adopted the 2000 Stock Option Plan, which provides for the grant of incentive and nonqualified options to purchase up to 250,000 shares of Common Stock to the Company's sales and marketing personnel, excluding officers and directors of the Company, subject to approval of that plan by the stockholders at this Annual Meeting. See "Proposal to Approve Adoption of 2000 Stock Option Plan for Sales and Marketing Personnel."

401(k) Plan

     The Company has established a tax-qualified employee savings and retirement plan. Employees must complete 12 months of service before they are eligible to participate. Employees may contribute a percentage of their pre-tax compensation and the Company may, in the Company's discretion from year-to-year, make matching and profit sharing contributions to the retirement plan. Amounts contributed by the Company vest over six years. This plan does not provide for the investment of any funds in Common Stock or other securities of the Company.

ITEM 2. PROPOSAL TO APPROVE ADOPTION OF 1999 NONQUALIFIED STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

     At the Annual Meeting, holders of Common Stock will also be asked to consider and approve the adoption of the 1999 Nonqualified Stock Option Plan for Nonemployee Directors (the "Directors' Plan"). The Directors' Plan was adopted, subject to shareholder approval, by the Board of Directors on July 22, 1999.

     The Directors' Plan is summarized below, however, this summary is qualified in its entirety by the full text of the Directors' Plan, which is set forth as Exhibit A to this Proxy Statement.

Reasons for the Adoption of the Directors' Plan

     The purpose of the Directors' Plan is to promote the interests of the Company and its stockholders by attracting and retaining qualified nonemployee directors by giving them the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress. The options granted under the Directors' Plan will not be qualified as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Description of Directors' Plan

     General. The Directors' Plan provides for the issuance of a maximum of 320,000 shares of Common Stock. The Company has reserved 320,000 shares of Common Stock for issuance under the Directors' Plan to nonemployee directors of the Company. Options may be granted under the Directors' Plan only to nonemployee directors of the Company.

     Administration. The Directors' Plan is administered by a committee of employee directors. Directors may be granted options at the discretion of the committee of the Board administering the plan.

     Stock Options. Subject to the provisions of the Directors' Plan, the committee designated by the Board will have the authority to select the individuals to whom options may be granted and determine the terms of each award, including the number of shares of Common Stock subject to any option, the exercise date and the vesting requirements. However, no option granted under the Directors' Plan may be exercised more than 5 years after the grant date. Furthermore, the unvested portion of any option granted under the Directors' Plan will expire upon the termination of the grantee's service as a director of the Company for any reason.

     All options granted to nonemployee directors will be nonstatutory options with an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant. Fair market value, for this purpose, is generally the closing sales price for the Common Stock as quoted on the Nasdaq National Market for the last market trading day prior to the time of determination, as reported in the The Wall Street Journal or such other source as the committee deems reliable. Payment of the exercise price may be made in cash or with shares of Common Stock having a fair market value on the date of exercise equal to the exercise price of the shares being purchased, or by a combination of those methods of payment.

     In the event that any outstanding stock option is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Common Stock not purchased under the stock option are again available for purposes of the Directors' Plan. The Directors' Plan also contains antidilution provisions that provide in certain events for proportionate adjustments in the number of shares of Common Stock that may be offered under the Directors' Plan.

     Options granted under the Directors' Plan are not transferable or assignable other than (i) by will or the laws of descent and distribution, (ii) by gift or a domestic relations order to a "family member" of the grantee, as such term is defined in the instructions to Form S-8 under the Securities Act of 1933, as amended or (iii) to an entity in which more than 50% of the voting interests are owned by the grantee or the grantee's family members in exchange for an interest or interests in that entity.

     Miscellaneous. The Board of Directors will have the authority to alter or amend the Directors' Plan at any time except that no alteration or amendment will adversely affect the rights of a grantee under a previously granted option, except with the consent of such grantee.

     The Board of Directors may also terminate the Directors' Plan at any time, but termination of the Directors' Plan would not terminate any outstanding stock options granted under the Directors' Plan. Subject to the right of the Board of Directors to terminate the Directors' Plan prior thereto, the Directors' Plan will terminate at the expiration of ten years from July 22, 1999, the date of adoption of the Directors' Plan by the Board.

     Notwithstanding the preceding paragraphs, the Board has the power to amend the Directors' Plan in any manner deemed necessary or advisable for stock options granted under the Directors' Plan to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, and any such amendment will, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Directors' Plan.

     Because the nonemployee directors of the Company may receive additional options if the Directors' Plan is approved, and will forfeit options previously granted to them if it is not approved, each of the nonemployee directors may be deemed to have a personal interest in the proposal to approve the adoption of the Directors' Plan.

Federal Income Tax Consequences

     The following summary is based upon an analysis of the Code, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of federal income tax consequences, and the federal income tax consequences to grantees may be either more or less favorable than those described below depending on their particular circumstances.

     Nonqualified Stock Options. No income will be recognized by a grantee for federal income tax purposes upon the grant of a nonqualified stock option. Except as described below in the case of an "insider" subject to Section 16(b) of the 1934 Act, who exercises his or her option less than six months from the date of grant, upon exercise of a nonqualified stock option, the grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of the shares. In the absence of an election under Section 83(b) of the Code, an "insider" subject to Section 16(b) of the 1934 Act who exercises a nonqualified stock option less than six months from the date the option was granted will recognize income on the date six months after the date of grant in an amount equal to the excess of the fair market value of the shares on such date over the option price of the shares. A grantee subject to Section 16(b) of the 1934 Act can avoid such deferral by making an election under Section 83(b) of the Code, no later than 30 days after the date of exercise. Executive officers, directors and 10% stockholders of the Company will generally be deemed to be "insiders" for purposes of Section 16(b) of the 1934 Act. Therefore, all grantees under the Directors' Plan should be considered "insiders."

     Income recognized upon the exercise of nonqualified stock options will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the Company must make the necessary arrangements with the grantee to ensure that the amount of the tax required to be withheld is
available for payment.   Nonqualified stock options are designed to provide the
Company with a deduction equal to the amount of ordinary income recognized by the grantee at the time of such recognition by the grantee.

     The basis of shares transferred to a grantee pursuant to exercise of a nonqualified stock option is the price paid for such shares plus an amount equal to any income recognized by the grantee as a result of the exercise of the option. If a grantee thereafter sells shares acquired upon exercise of a nonqualified stock option, any amount realized over the basis of the shares will generally constitute short-term or long-term capital gain to the grantee, depending on the holding period, for federal income tax purposes. The grantee's holding period for shares acquired pursuant to the exercise of a nonqualified stock option will begin on the date of exercise of such option.

     If a grantee uses already owned shares of Common Stock to pay the exercise price for shares under a nonqualified stock option, the number of shares received pursuant to the option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the grantee upon such exercise will be taxable to the grantee as ordinary income.
If such already owned shares of Common Stock are not "statutory option stock" (which is defined in Section 424(c)(3)(B) of the Code to include any stock acquired through the exercise of an incentive stock option, a qualified stock option, an option granted pursuant to an employee stock purchase plan or a restricted stock option, but not through the exercise of a nonqualified stock option), or are statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the option will not be statutory option stock and the grantee's basis in the number of shares delivered in payment of the exercise price will be equal to the basis of the shares delivered in payment. The basis of the remaining shares received upon such exercise will be equal to the fair market value of such shares. However, if such already-owned shares of Common Stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not presently clear whether such exercise will be considered a disqualifying disposition of the statutory option stock, whether the shares received upon such exercise will be statutory option stock or how the grantee's basis will be allocated among the shares received.

     Subject to limited exceptions, a director or former director will recognize compensation income on the date of the exercise of a nonstatutory stock option in the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price. If the exercise price of a nonstatutory stock option is paid in whole or in part in shares, no income, gain or loss is recognized by the director or former director on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price. Subject to limited exceptions, the fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is treated as compensation income received by the director or former director on the date of exercise of the stock option.

     The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by a director or former director.

Grants Under the Directors' Plan

     In July 1999, the committee approved a grant of options to each of the Company's three nonemployee directors to purchase 40,000 shares of Common Stock at an exercise price equal to the initial public offering price of the Company's Common Stock on September 29, 1999. Subject to the director's continued membership on the Board and the approval of the plan by the Company's stockholders, each option will vest in annual increments of 25% beginning one year from September 29, 1999.

                               New Plan Benefits

         1999 Nonqualified Stock Option Plan For Nonemployee Directors
         -------------------------------------------------------------

                                                              Number of Shares              Exercise Price
                        Name(1)                           Underlying Options Granted          ($/Share)
                        ----                              --------------------------          ---------
          Robert C. Ammerman...........................             40,000                      $14.00
          D. Randy Laney...............................             40,000                      $14.00
          Hannah C. Stone(2)...........................             40,000                      $14.00
          Executive Group..............................               -0-                         ---
          Non-Executive Director Group.................            120,000                      $14.00
          Non-Executive Officer Employee Group.........               -0-                         ---

___________________________
(1) Only nonemployee directors may participate in the Directors' Plan. Thus, no executive officers or other employees of the Company are listed in the table.
(2)  Hannah C. Stone is the sole director nominee for the 2000 annual meeting.

     An approval of the Directors' Plan by the stockholders will also have the effect of approving the outstanding options granted under the plan. If the adoption of the Directors' Plan is not approved by the stockholders at the Annual Meeting, each of the foregoing options will be null and void.

     On May 18, 2000, the closing sale price of the Company's Common Stock as reported on the Nasdaq National Market was $7.31 per share.

Recommendation of the Board of Directors

     The Board of Directors believes that the Directors' Plan is in the best interests of the Company and its stockholders and unanimously recommends that stockholders vote FOR the proposal to approve the adoption of the Directors' Plan. If the Directors' Plan is not approved by the stockholders, the plan, and all options granted under the plan, will become null and void.

ITEM 3.   PROPOSAL TO APPROVE ADOPTION OF 2000 STOCK OPTION PLAN FOR   SALES AND
          MARKETING PERSONNEL

     At the Annual Meeting, holders of Common Stock will also be asked to consider and approve the adoption of the 2000 Stock Option Plan (the "2000 Plan"). The 2000 Plan was adopted, subject to shareholder approval, by the Board of Directors on March 6, 2000. No options have yet been granted under the 2000 Plan.

     The 2000 Plan is summarized below, however, this summary is qualified in its entirety by the full text of the 2000 Plan, which is set forth as Exhibit B to this Proxy Statement.

Reasons for the Adoption of the 2000 Plan

     The purposes of the 2000 Plan are to attract and retain the best available sales and marketing personnel and to provide such persons with additional incentive to promote the success of the Company's business.

Description of the 2000 Plan

     General. The Company has reserved 250,000 shares of Common Stock for issuance under the 2000 Plan to sales and marketing personnel. The 2000 Plan provides for the grant of options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code as well as options not intended to qualify as incentive stock options.

     Options may be granted under the 2000 Plan to employees of the Company whose employment is primarily in the sales or marketing department of the Company and to persons engaged as independent contractors to perform sales or marketing services for the Company, but excluding officers and directors of the Company and persons engaged in connection with sales of the Company's securities. The maximum number of shares with respect to which the Company may grant awards to any eligible person under the 2000 Plan may not exceed 10,000 shares of Common Stock during any fiscal year plus up to an additional 10,000 shares upon the person's initial employment or engagement by the Company.

     Administration. The 2000 Plan will be administered by a committee of directors appointed by the Board of Directors. None of the members of such committee are eligible to participate in the 2000 Plan. The committee will have the power to interpret the 2000 Plan, and all questions of interpretation and application of the 2000 Plan, or as to stock options granted under the 2000 Plan, will be subject to the determination of the committee, which will be final and binding.

     Stock Options. Subject to the provisions of the 2000 Plan, the committee will have the authority to select the individuals to whom options may be granted and determine the terms of each award, including the number of shares of Common Stock subject to any option, the exercise date and the vesting requirements. However, no option granted under the 2000 Plan may be exercised more than 10 years after the grant date, or five years after the grant date for any incentive stock option granted to an employee who owns more than 10% of the outstanding voting stock of the Company. Nonqualified options may be granted to eligible employees and independent sales and marketing representatives, and incentive stock options may be granted only to eligible employees of the Company.

     The exercise price for each option is established by the committee, but the exercise price of each incentive stock option must be no less than the fair market value of the Common Stock on the date the option is granted, or 110% of such amount for any incentive stock option granted to an employee who owns more than 10% of the outstanding voting stock of the Company. Fair market value, for this purpose, is generally the closing sales price for the Common Stock as quoted on the Nasdaq National Market for the last market trading day prior to the time of determination, as reported in the The Wall Street Journal or such other source as the committee deems reliable. Payment of the exercise price may be made in cash or with shares of Common Stock having a fair market value on the date of exercise equal to the exercise price of the shares being purchased, or by a combination of those methods of payment. On May 18, 2000, the closing sale price of the Company's Common Stock as reported on the Nasdaq National Market was $7.31 per share.

     In the event that any outstanding stock option is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Common Stock not purchased under the stock option are again available for purposes of the 2000 Plan. The 2000 Plan also contains antidilution provisions that provide in certain events for proportionate adjustments in the number of shares of Common Stock that may be offered under the 2000 Plan.

     If the Company merges with or into another corporation or sells all or substantially all its assets, each outstanding option under the 2000 Plan will automatically vest and become fully exercisable if the successor corporation does not assume or provide for the substitution of each outstanding option.

     Options granted under the 2000 Plan are not transferable or assignable other than by will or the laws of descent and distribution and may be exercised during the grantee's lifetime only by the grantee.

     Possible Anti-Takeover Effect. The provisions of the 2000 Plan providing for the acceleration of vesting of the outstanding options granted under the plan in the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company if the successor corporation does not assume or substitute for the outstanding options may be considered as having an anti-takeover effect.

     Miscellaneous. The Board of Directors will have the authority to alter or amend the 2000 Plan at any time except that no alteration or amendment may be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the 2000 Plan to comply with Section 422 of the Code or the rules of the Nasdaq National Market System. In addition, no alteration or amendment of the 2000 Plan may, without the written consent of the holder of a stock option theretofore granted under the 2000 Plan, adversely affect the rights of such holder with respect thereto.

     The Board of Directors may also terminate the 2000 Plan at any time, but termination of the 2000 Plan would not terminate any outstanding stock options granted under the 2000 Plan.

Federal Income Tax Consequences

     The following summary is based upon an analysis of the Code, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of federal income tax consequences, and the federal income tax consequences to grantees may be either more or less favorable than those described below depending on their particular circumstances.

     Incentive Stock Options. No income will be recognized by a grantee for federal income tax purposes upon the grant or exercise of an incentive stock option. The basis of shares transferred to a grantee pursuant to the exercise of an incentive stock option is the price paid for the shares. If the grantee holds the shares for at least one year after transfer of the shares to the grantee and two years after the grant of the option, the grantee will recognize capital gain or loss upon sale of the shares in an amount equal to the difference between the amount realized on the sale and the exercise price. Generally, if the shares are not held for that period, the grantee will recognized ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the grantee upon such disposition will be a capital gain.

     The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares may in certain circumstances be an item of adjustment for the grantee for purposes of the alternative minimum tax.

     The Company is not entitled to a deduction upon the exercise of an incentive stock option by a grantee. If the grantee disposes of the shares received pursuant to such exercise prior to the expiration of one year following transfer of the shares to the grantee or two years after grant of the option, however, the Company may, subject to the deduction limitation described below, deduct an amount equal to the ordinary income recognized by the grantee upon disposition of the shares at the time such income is recognized by the grantee.

     If a grantee uses already owned shares of Common Stock to pay the exercise price for shares under an incentive stock option, the resulting tax consequences will depend upon whether the already owned shares of Common Stock are "statutory option stock," and, if so, whether such statutory option stock has been held by the grantee for the applicable holding period referred to in Section 424(c)(3)(A) of the Code. In general, "statutory option stock" (as defined in Section 424(c)(3)(B) of the Code) is any stock acquired through the exercise of an incentive stock option, a qualified stock option, an option granted pursuant to an employee stock purchase plan or a restricted stock option, but not through the exercise of a nonqualified stock option. If the stock is statutory option stock with respect to which the applicable holding period has been satisfied, no income will be recognized by the grantee upon the transfer of such stock in payment of the exercise price of an incentive stock option. If the stock is not statutory option stock, no income will be recognized by the grantee upon the transfer of the stock unless the stock is not substantially vested within the meaning of the regulations under Section 83 of the Code (in which event it appears that the grantee will recognize ordinary income upon the transfer equal to the amount by which the fair market value of the transferred shares exceeds their basis). If the stock used to pay the exercise price of an incentive stock option is statutory option stock with respect to which the applicable holding period has not been satisfied, the transfer of such stock will be a disqualifying disposition described in Section 421(b) of the Code which will result in the recognition of ordinary income by the grantee in an amount equal to the excess of the fair market value of the statutory option stock at the time the incentive stock option covering such stock was exercised over the option price of such stock. Under the present provisions of the Code, it is not clear whether all shares received upon the exercise of an incentive stock option with already owned shares will be statutory option stock or how the grantee's basis will be allocated among such shares.

     Nonqualified Stock Options. The principal federal income tax consequences of the grant and exercise of nonqualified stock options under the 2000 Plan are the same as those described above in connection with the proposal to approve the adoption of the Directors' Plan. However, since directors and officers are not eligible to receive options under the 2000 Plan, the Company believes it is unlikely that any grantee under the 2000 Plan will be considered an "insider" for purposes of Section 16(b) under the Exchange Act.

Recommendation of the Board of Directors

     The Board of Directors believes that the 2000 Plan is in the best interests of the Company and its stockholders and unanimously recommends that the stockholders vote FOR the proposal to approve the adoption of the 2000 Plan. If the 2000 Plan adopted by the Board of Directors is not approved by the stockholders, such plan will become null and void.

ITEM 4.   PROPOSAL TO APPROVE AN AMENDMENT OF THE 1996 STOCK OPTION PLAN

     At the Annual Meeting, holders of Common Stock will also be asked to consider and approve the adoption of an amendment to increase from 1,500,000 to 1,950,000 the number of shares of Common Stock reserved for issuance under the Company's 1996 Stock Option Plan (the "1996 Plan"). This amendment was adopted, subject to shareholder approval, by the Board of Directors on March 6, 2000.

Reasons for the Amendments to the 1996 Plan

     As of May 1, 2000, options to purchase which were outstanding or which had been exercised pursuant to the 1996 Plan equaled 1,269,871 shares of Common Stock and only 230,129 shares remained available for future awards under the 1996 Plan. The purpose of the proposal is to continue the 1996 Plan by increasing by 450,000 shares the aggregate number of shares of Common Stock that may be issued under the 1996 Plan, which will allow the Company to continue to grant options under the 1996 Plan to recruit and retain qualified personnel.

Description of 1996 Plan as Currently in Effect

     The terms of the 1996 Plan are substantially identical to the terms of the 2000 Plan, except for the number of shares that may be issued and the category of persons eligible to receive options under the 1996 Plan. The 1996 Plan provides for the grant of incentive stock options to employees of Loislaw.com and of nonqualified stock options to employees and consultants, including directors, of Loislaw.com. Under the 1996 Plan, no grantee may be granted options to purchase more than 200,000 shares compared to 10,000 shares under the 2000 Plan in any fiscal year, plus up to an additional 200,000 shares compared to 10,000 shares under the 2000 Plan in connection with his or her initial employment or engagement by the Company.

     In addition, the 1996 Plan contains certain provisions regarding the administration of the Plan with respect to participants subject to the provisions of Section 16(b) of the Exchange Act that are not included in the 2000 Plan, since the 2000 Plan does not permit participation by directors or officers of the Company.

     The 1996 Plan is administered by the Compensation Committee of the Board. Because members of the Compensation Committee who are also employees or consultants of the Company may be eligible to receive future grants under the 1996 Plan, certain members of the committee may be deemed to have a personal interest in the approval of the proposal to amend the 1996 Plan. As of May 18, 2000, the only member of the Compensation Committee who is eligible to be granted options under the 1996 Plan is Kyle D. Parker. To date, no options have been granted to Mr. Parker.

Federal Income Tax Consequences

     The federal income tax consequences of the 1996 Plan are substantially identical to the federal income tax consequences of the 2000 Plan described above. Both incentive stock options as defined in section 422(b) of the Code and which are entitled to special tax treatment under section 422 of the Code and non-statutory, or nonqualified, stock options which are not entitled to special tax treatment under section 422 of the Code may be granted under the 1996 Plan. See "Proposal to Approve Adoption of 2000 Stock Option Plan for Sales and Marketing Personnel--Federal Income Tax Consequences."

Grants Under the 1996 Plan

     To date, Loislaw.com has granted stock options to purchase a total of 1,269,871 shares of Common Stock under the 1996 Plan excluding options that have expired without exercise. The Company has not granted any options under the 1996 Plan to any of the officers named in the Summary Compensation Table, other than Mr. Beyland. On May 25, 1999, in connection with the Company's hiring of Mark O. Beyland to serve as its President and Chief Financial Officer, the Company granted him stock options under the 1996 Plan covering a total of 441,454 shares of its Common Stock at an exercise price of $2.91, which was equal to the fair market value of the Common Stock on the date of grant. One-half of these options vested on the date of grant and the remaining options vest in equal monthly installments over the following 24 months.

     The following table sets forth certain information about all options granted under the 1996 Plan since the date of its adoption in 1996.

                               New Plan Benefits

                        1996 Employee Stock Option Plan
                       --------------------------------

                                                                                                          Weighted Average
                                                         Number of Shares          % of Total Options      Exercise Price
               Name and Position                    Underlying Options Granted    Granted to Employees       ($/Share)
               -----------------                    --------------------------    --------------------       ---------
Kyle D. Parker, Chief Executive Officer.........               -0-                        ---                    ---
Mark O. Beyland, President and Chief Financial
 Officer........................................             441,454                     34.8%                 $ 2.91
W. Clark Wigley, Vice President of Business
 Development....................................               -0-                        ---                    ---
Current Executive Officer Group.................           1,018,454                     80.2%                 $11.13
Non-Executive Director Group....................               -0-                        ---                    ---
Hannah C. Stone, Director nominee...............               -0-                        ---                    ---
Non-Executive Officer Employee Group............             251,417                     19.8%                 $13.88

     On May 18, 2000, the closing sale price of the Company's Common Stock as reported on the Nasdaq National Market was $7.31 per share.

Recommendation of the Board of Directors

     The Board of Directors believes that the proposed amendment of the 1996 Plan is in the best interests of the Company and its stockholders and unanimously recommends that the stockholders vote FOR the proposal to approve the adoption of the amendment of the 1996 Plan. If the amendment adopted by the Board of Directors is not approved by the stockholders, such amendment will become null and void.

                        COMPARISON OF RETURN ON EQUITY

     The following graph reflects the total return, which assumes reinvestment of dividends, of a $100 investment in the Company's Common Stock, the Russell 2000 Index, and the MG Group Index, a published peer group index of companies in the internet information provider industry, on September 30, 1999, the first trading day after effectiveness of the Company's initial public offering.


                             [GRAPH APPEARS HERE]

                                  September 30, 1999      October 31, 1999      November 30, 1999      December 31, 1999
-------------------------------------------------------------------------------------------------------------------------
Company                                 100.00                120.69                  210.34                 269.83
MG Group Index                          100.00                103.49                  124.11                 158.84
Russell 2000 Index                      100.00                100.31                  106.17                 118.01
-------------------------------------------------------------------------------------------------------------------------

                              INDEPENDENT AUDITOR

     KPMG LLP has been the independent auditor for the Company since 1996 and has been appointed by the Company to serve as its independent auditor for the 2000 calendar year. A representative of KPMG LLP is expected to be present at the 2000 Annual Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

                             CERTAIN TRANSACTIONS

     The Company sold Series A convertible preferred stock to Capital Resource
Lenders III, L.P.   For information relating to the sale of Series A convertible preferred stock, see "Compensation Committee Interlocks and Insider Participation" on pages 5-7.

     The Company redeemed shares of Series B redeemable preferred stock. On November 1, 1995, the Company borrowed $2.0 million from Melissa A. Parker, sister-in-law of Kyle D. Parker and daughter-in-law of Douglas W. Parker, Sr. Further, the Company borrowed additional funds from Ms. Parker and as of June 30, 1997 the outstanding principal balance borrowed was $4.0 million. In November 1997, the $4.0 million loan plus accrued interest in the amount of $395,891 was converted into 439,589 shares of Series B redeemable preferred stock. These shares earned dividends at a rate of 7.735% per year and dividends were paid as and when declared by the Board. Upon the completion of the Company's initial public offering on October 5, 1999, the Company redeemed these shares of Series B redeemable preferred stock for $5.0 million.

     In May 1999, the Company sold shares of Series C convertible preferred stock and Common Stock to a limited number of investors. For more information relating to the sale of Series C convertible preferred stock see "Compensation Committee Interlocks and Insider Participation" on pages 5-7.

     The Company entered into a registration rights agreement that requires the Company to register shares held by the Company's existing stockholders for resale. For information relating to the terms of this Amended and Restated Registration Rights Agreement see "Compensation Committee Interlocks and Insider Participation" on pages 5-7.

     The Company entered into a stockholders agreement that grants special rights to the Company's existing stockholders. For information relating to the terms of the Amended and Restated Stockholders' Agreement see "Compensation Interlocks and Insider Participation" on pages 5-7.

     The Company has borrowed money from some of the Company's stockholders. For information relating to the Company's loans from stockholders see "Compensation Committee Interlocks and Insider Participation" on pages 5-7.

     Three of the Company's Board members are affiliated with the Company's significant stockholders. For information relating to the Company's Board members' affiliations with the Company's stockholders see "Compensation Committee Interlocks and Insider Participation" on pages 5-7.

     The Company leased its offices from the Parker Law Firm. For information relating to the Company's lease see "Compensation Committee Interlocks and Insider Participation" on pages 5-7.

     All future transactions will be approved by a majority of the Company's disinterested directors. All future transactions, including loans, between the Company and the Company's officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the disinterested directors of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                           SECTION 16(a) COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Commission. Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons, the Company believes that during fiscal 1999 all filing requirements applicable to its directors, officers and greater than 10% beneficial owners were complied with.

                             STOCKHOLDER PROPOSALS

     The 2001 Annual Meeting of the Company is tentatively scheduled to be held during the first week of May 2001. In accordance with Securities and Exchange Commission rules, in order to be considered for inclusion in the proxy material for an annual meeting, stockholder proposals, including proposals nominating persons for election to the Board of Directors of the Company, must be received at the Company's principal executive offices no later than 120 days before the date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting. Accordingly, proposals submitted for inclusion in the proxy statement relating to the 2001 Annual Meeting must be received by the Company no later than January 25, 2001. If the date of the 2001 Annual Meeting is changed by more than 30 calendar days from the date contemplated by this paragraph, a stockholder proposal must be received by the Company a reasonable time before the proxy statement for such meeting is sent to stockholders to be considered for inclusion. Any such proposal must be set forth in a notice containing certain information specified in the rules of the Securities and Exchange Commission.

     In addition, the Company's bylaws provide that in order for stockholder proposals, including proposals nominating persons for election as directors, to be properly brought before an annual meeting, the stockholder must have given timely notice of such proposal(s) in writing to the secretary of the Company and such business must be a proper matter for stockholder action under the Delaware General Corporation Law. Furthermore, the bylaws provide that to be timely, a stockholder's notice must be delivered to the secretary of the Company at the principal executive offices of the Company not less than 30 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days prior to or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 20th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any such proposal must be set forth in a notice containing certain information specified in the bylaws of the Company.

                                 OTHER MATTERS

     So far as now known, there is no business other than that described above to be presented to the stockholders for action at the 2000 Annual Meeting. Should other business come before the 2000 Annual Meeting, votes may be cast pursuant to proxies with respect to any such business in the best judgment of the persons acting under the proxies.


STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO SIGN, DATE, AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

                              By Order of the Board of Directors

                                   /s/ Douglas W. Parker, Sr.

                                     Douglas W. Parker, Sr.,
                                           Secretary

May 25, 2000





A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED HEREBY UPON WRITTEN REQUEST TO DOUGLAS W. PARKER, SR., SECRETARY, LOISLAW.COM, INC., 105 NORTH 28TH STREET, VAN BUREN, ARKANSAS 72956.

                                   Exhibit A
                                   ---------

                      1999 NONQUALIFIED STOCK OPTION PLAN
                           FOR NONEMPLOYEE DIRECTORS
                                       OF
                               LOISLAW.COM, INC.


     Section 1.  Purpose.  It is the purpose of the Plan to promote the
                 -------
interests of Loislaw.com, Inc., a Delaware corporation (the "Company"), and its stockholders by attracting and retaining qualified Nonemployee Directors by giving them the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress. The Options granted under the Plan shall not be qualified as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     Section 2.  Definitions.  As used herein the following terms have the
                 -----------
     following meanings:

            (a) "Affiliate" means any parent or subsidiary corporation of the Company within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended; provided, however, that an entity shall not be deemed a parent of the Company unless such entity owns at least 50% of the outstanding voting securities of the Company.

            (b) "Board" means the Board of Directors of the Company.

            (c) "Committee" means the Nonemployee Directors Stock Option Committee described in Section 4 hereof.

            (d) "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

            (e) "Fair Market Value" means, unless the Committee determines otherwise in good faith, the closing sale price of the Common Stock on the last market trading day preceding the date in question as reported on the Nasdaq National Market or any national stock exchange or other stock market on which the Common Stock is then traded, or if the Common Stock is not listed or admitted to trading on the Nasdaq National Market or any national stock exchange but is quoted as an over-the-counter security on Nasdaq or any similar system then in use, "Fair Market Value" shall mean the average of the closing high bid and low asked quotations on such system for the Common Stock on the last market trading day preceding the date in question.

            (f) "Nonemployee Director" means an individual who (i) is now, or hereafter becomes, a member of the Board of Directors of the Company, and
     (ii) is neither an employee nor an officer of the Company or of an Affiliate of the Company. For purposes of this Plan, "employee" shall mean an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code, and "officer" shall mean an individual elected or appointed by the Board of Directors or chosen in such other manner as may be prescribed in the Bylaws of the Company or an Affiliate to serve as such.

            (g) "Option" means any option to purchase shares of Common Stock granted pursuant to the provisions of the Plan.

            (h) "Optionee" means a Nonemployee Director who has been granted an Option under the Plan.

            (i) "Plan" means this 1999 Nonqualified Stock Option Plan for Nonemployee Directors of Loislaw.com, Inc.

     Section 3.  Number of Shares.  Options may be granted by the Company from
                 ----------------
time to time under the Plan to purchase an aggregate of 320,000 shares of Common Stock. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated Option shall again be available for purposes of the Plan. The shares may be authorized but unissued or reacquired shares of Common Stock.

     Section 4.  Administration of the Plan.  The Plan shall be administered by
                 --------------------------
a Nonemployee Directors Stock Option Committee which shall consist of two or more members of the Board, a majority of which shall not be Nonemployee Directors. Each member of the Committee shall be appointed by and shall serve at the pleasure of the Board. The Board shall have the sole continuing authority to appoint members of the Committee both in substitution for members previously appointed and to fill vacancies however caused. The following provisions shall apply to the administration of the Plan:

            (a) The Committee shall designate one of its members as Chairman and shall hold meetings at such times and places as it may determine. Each member of the Committee shall be notified in writing of the time and place of any meeting of the Committee at least two days prior to such meeting, provided that such notice may be waived by a Committee member. A majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the members of the Committee present at any duly called meeting at which a quorum is present (as well as any action unanimously approved in writing) shall constitute action by the Committee.

            (b) The Committee may appoint a Secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make such rules and regulations for the conduct of its business as it may determine.

            (c) The Committee shall have full authority subject to the express provisions of the Plan to interpret the Plan and any Option granted hereunder, to provide, modify and rescind rules and regulations relating to the Plan, to determine the terms and provisions of each Option and the form of each option agreement evidencing an Option granted under the Plan and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan. In addition, the Committee shall have full authority, subject to the express provisions of the Plan, to determine the Nonemployee Directors to whom Options shall be granted, the time or date of grant of each such Option, the number of shares subject thereto, and the price at which such shares may be purchased, and the nature and extent of restrictions, if any, on such shares. In making such determinations, the Committee may take into account such facts as the Committee in its discretion shall deem appropriate to carry out the purposes of the Plan.

            (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

     Section 5.  Grant of Options.  At any time and from time to time during the
                 ----------------
term of the Plan and subject to the express provisions hereof, Options may be granted by the Committee to any Nonemployee Director for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan.

     Section 6.  Option Price and Payment.  The purchase price per share of
                 ------------------------
Common Stock under each Option shall be determined by the Committee in its discretion, but in no event shall such price be less than 100% of the Fair Market Value per share of Common Stock on the date the Option is granted. Upon exercise of an Option, the purchase price shall be paid in full in cash or by such of the following methods as the Committee may specify at the time of grant and as shall be included in the option agreement: (i) by personal check of the Optionee; (ii) by the delivery of shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price of the shares as to which the Option is being exercised; (iii) by means of a broker-assisted exercise whereby the Optionee delivers to the Company, together with a properly executed exercise notice, such other documentation as the Committee and the broker assisting in the transaction shall require to effect an exercise of the Option, a sale of the shares of Common Stock acquired upon exercise and the delivery to the Company of the proceeds of such sale in full payment of the exercise price; or (iv) any combination of the foregoing methods of payment. The proceeds of a sale of Common Stock upon exercise of an Option shall constitute general funds of the Company. Upon exercise of an Option, the Optionee will be required to pay to the Company the amount of federal, state or local taxes, if any, required by law to be withheld in connection with such exercise.

     Section 7.  Option Period and Terms of Exercise of Options.  Each Option
                 ----------------------------------------------
granted under the Plan shall vest and become exercisable on such date or dates (each, a "Vesting Date") as the Committee shall determine. Except as otherwise provided herein, each Option granted under the Plan shall be exercisable during such period commencing on the Vesting Date(s) of such Option as the Committee shall determine; provided, however, that the otherwise unexpired portion of any

Option shall expire and become null and void upon the expiration of five years from the date such Option was granted. Anything herein to the contrary notwithstanding, the otherwise unexpired portion of any Option granted hereunder shall expire and become null and void immediately upon an Optionee's termination of service as a director of the Company by reason of such Optionee's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate (as determined by the Committee in its sole discretion). The unvested portion of any Option shall expire and become null and void upon the termination of the Optionee's service as a director of the Company for any reason (including without limitation a failure by the Board of Directors to nominate, or by the stockholders to re-elect, the Optionee as a director). Under the provisions of any option agreement evidencing an Option, the Committee may limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable and may impose such other terms and conditions upon the exercise of an Option as are not inconsistent with the terms of the Plan; provided, however, that the Committee, in its discretion, may accelerate the exercise date of any such Option consistent with the terms of the Plan.

     Section 8.  Limited Transferability of Options.  An Option granted under
                 ----------------------------------
the Plan shall be exercisable only by the Optionee or by a person or entity to which the Optionee is permitted to transfer the Option in accordance with this
Section 8. An Option granted under the Plan shall be transferrable by the Optionee only as follows:

            (a) By will or the laws of descent and distribution upon the death of the Optionee;

            (b) By gift or a domestic relations order to a "family member" of the Optionee, as such term is defined in the instructions to Form S-8 under the Securities Act of 1933, as amended, including without limitation trusts in which family members of the Optionee have more than 50% of the beneficial interest, foundations in which such family members control the management of assets, and any other entity in which such family members or the Optionee own more than 50% of the voting interests; or

            (c) To an entity in which more than 50% of the voting interests are owned by the Optionee or the Optionee's family members in exchange for an interest or interests in that entity.

As a condition to any such transfer, each permitted transferee shall execute an agreement satisfactory to the Company agreeing to be bound by the terms and provisions of this Plan and the Optionee's original option agreement relating to the Option.

     Section 9.  Agreement to Continue in Service.  Each Optionee shall agree to
                 --------------------------------
remain in the service of the Company, at the pleasure of the Company's stockholders, for a continuous period of at least four years after the date of the grant to such Optionee of any Option, at the retainer rate and fee schedule, if any, then in effect or at such changed rate or schedule as the Company from time to time may establish.

     Section 10. Adjustments Upon Changes in Common Stock.  In the event the
                 ----------------------------------------
Company shall effect a split of the Common Stock or dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan shall be decreased or increased proportionately. In the event that before delivery by the Company of all of the shares of Common Stock for which any Option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to such Option shall be increased or decreased proportionately and the purchase price per share shall be decreased or increased proportionately so that the aggregate purchase price for all of the shares then subject to such Option shall remain the same as immediately prior to such split, dividend or combination.

     In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation, spinoff or sale of assets) of the Company, including a transaction in which the Company is not the survivor, the Board shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares covered by the unexercised portions of Options theretofore granted under the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

     Section 11. Amendment and Termination of the Plan.  Subject to the right
                 -------------------------------------
of the Board to terminate the Plan prior thereto, the Plan shall terminate at the expiration of ten years from July 22, 1999, the date of adoption of the Plan by the Board. No Options may be granted after termination of the Plan. The Board may alter or amend the Plan in any respect, except that no termination or amendment of the Plan shall adversely affect the rights of an Optionee under a previously granted Option, except with the consent of such Optionee.

     Section 12. Modification of Options.  Subject to the terms and conditions
                 -----------------------
of and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of Options outstanding hereunder (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted to such Optionee.

     Section 13. Requirements of Law.  The granting of Options and the issuance
                 -------------------
of Common Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

     Section 14. Investment Letter.  If the Company so elects, the Company's
                 -----------------
obligation to deliver Common Stock with respect to an Option shall be conditioned upon its receipt from the Optionee to whom such Common Stock is to be delivered of an executed investment letter containing such representations and agreements as the Committee may determine to be necessary or advisable in order to enable the Company to issue and deliver such Common Stock to such

Optionee in compliance with the Securities Act of 1933 and other applicable federal, state or local securities laws or regulations.

     Section 15. Effective Date of the Plan.  The Plan shall be effective as of
                 --------------------------
the date of its adoption by the Board.

     IN WITNESS WHEREOF, this Plan has been executed at Van Buren, Arkansas on, and is effective as of, this 22nd day of July, 1999.


                                                LOISLAW.COM, INC.



                                                By:   /s/ Kyle D. Parker
                                                      ------------------
                                                      Kyle D. Parker, Chairman
                                                      of the Board and Chief
                                                      Executive Officer

                                   Exhibit B
                                   ---------


                               LOISLAW.COM, INC.

                            2000 STOCK OPTION PLAN

     1.   Purposes of the Plan.  The purposes of this Plan are to attract and
          --------------------
retain the best available sales and marketing personnel and to provide such persons, including those employed by the Company or any Parent or Subsidiary and independent sales representatives, additional incentive to promote the success of the Company's business. Options granted under the Plan shall be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of
Section 422 of the Code and the regulations promulgated thereunder.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" means the Board or any of its Committees appointed
               -------------
pursuant to Section 4 of the Plan.

          (b) "Agent" means any person engaged as an independent contractor to
               -----
perform sales or marketing services for the Company or any Parent or Subsidiary, excluding officers and directors of the Company and persons engaged in connection with sales of the Company's securities.

          (c) "Board" means the Board of Directors of the Company.
               -----

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee" means a Committee appointed by the Board of Directors
               ---------
in accordance with Section 4 of the Plan.

          (f) "Common Stock" means the Common Stock of the Company.
               ------------

          (g) "Company" means Loislaw.com, Inc.
               -------

          (h) "Continuous Status as an Employee or Agent" means that the
               -----------------------------------------
employment or independent contractor relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Agent shall not be considered interrupted in the case of (i) any leave of absence approved by the Company, (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor or (iii) any termination of status as an Employee solely by virtue of a transfer out of the sales or marketing department of the employer if the Employee remains employed by the Company or any Parent or Subsidiary. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (i) "Disability" means total and permanent disability, as defined in
               ----------
Section 22(e)(3) of the Code.

          (j) "Employee" means any person, excluding officers and directors of
               --------
the Company, employed by the Company or any Parent or Subsidiary of the Company whose employment is primarily in the sales or marketing department of his or her employer.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as
              -------------
amended.

          (l) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (m)    "Incentive Stock Option" means an Option intended to qualify as
                  ----------------------
an incentive stock option within the meaning of Section 422 of the Code.

          (n)    "Nonstatutory Stock Option" means an Option not intended to
                  -------------------------
qualify as an Incentive Stock Option.

          (o)    "Option" means a stock option granted pursuant to the Plan.
                  ------

          (p)    "Optioned Stock" means the Common Stock subject to an Option.
                  --------------

          (q)    "Optionee" means an Employee or Agent who receives an Option.
                  --------

          (r)    "Parent" means a "parent corporation," whether now or hereafter
                  ------
existing, as defined in Section 424(e) of the Code.

          (s)    "Plan" means this 2000 Stock Option Plan.
                  ----

          (t)    "Share" means a share of the Common Stock, as adjusted in
                  -----
accordance with Section 11 below.

          (u)    "Subsidiary" means a "subsidiary corporation," whether now or
                  ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 100,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program authorized by the Administrator, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

     4.   Administration of the Plan.
          --------------------------

          (a)    Administration. The Plan shall be administered by (A) the Board
                 --------------
or (B) a committee of directors designated by the Board, which committee shall be constituted to satisfy the legal requirements, if any, relating to the administration of incentive stock option plans of state corporate and securities laws, of the Code, and of any stock exchange or national market system upon which the Common Stock is then listed or traded (the "Applicable Laws"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

          (b)    Powers of the Administrator.  Subject to the provisions of the
                 ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

          (ii) to select the Agents and Employees to whom Options may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Options are granted hereunder;

          (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder.

          (v)    to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(e) instead of Common Stock.

          (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

          (ix) to provide for the early exercise of Options for the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine; and

          (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (c)    Effect of Administrator's Decision. All decisions,
                 ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options may be granted to Employees and Agents. Incentive Stock Options may be granted only to Employees. An Employee or Agent who has been granted an Option may, if otherwise eligible, be granted additional Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) The Plan shall not confer upon any Optionee any right with respect to the continuation of the Optionee's employment or independent contractor relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or independent contractor relationship at any time, with or without cause.

          (d)    The following limitations shall apply to grants of Options:

          (i) No Employee or Agent shall be granted, in any fiscal year of the Company, Options to purchase more than 10,000 Shares.

          (ii) In connection with his or her initial employment with or engagement by the Company, an Employee or Agent may be granted Options to purchase up to an additional 10,000 Shares, which shall not count against the fiscal year limit set forth in subsection (i) above.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.

          (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

     7.   Term of Options.  The term of each Option shall be the term stated in
          ---------------
the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time of the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

          (i)    In the case of an Incentive Stock Option

                       (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                       (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option, the per share exercise price shall be determined by the Administrator.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a)    Procedure for Exercise, Rights as a Shareholder.  Any Option
                 -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)    Termination of Employment or Agent Relationship. Upon
                 -----------------------------------------------
termination of an Optionee's Continuous Status as an Employee or Agent, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of any Incentive Stock Option, such period of time for exercise shall not exceed three
(3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          Notwithstanding the above, in the event of an Optionee's change in status from Agent to Employee or Employee to Agent, an Optionee's Continuous Status as an Employee or Agent shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

          (c)    Disability of Optionee.  In the event of termination of an
                 ----------------------
Optionee's Continuous Status as an Employee or Agent as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of his or her Option as set forth in the Option Agreement), exercise the Option to the extent the Optionee was otherwise entitled to exercise it on the date of such termination. To the extent that the Optionee is not entitled to exercise the Option on the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

          (d)    Death of Optionee. In the event of the death of an Optionee,
                 -----------------
the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)    Buyout Provisions.  Administrator may at any time offer to buy
                 -----------------
out, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  Options may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a)    Changes in Capitalization. Subject to any required action by
                 -------------------------
the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)    Dissolution or Liquidation.  In the event of the proposed
                 --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c)    Merger or Asset Sale.  In the event of a merger of the Company
                 --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares);

provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Agent to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)    Amendment and Termination.  The Board may at any time amend,
                 -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)    Effect of Amendment or Termination.  Any such amendment or
                 ----------------------------------
termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national market system upon which the Common Stock is then listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Agreements.  Options shall be evidenced by written agreements in such
          ----------
form as the Administrator shall approve from time to time.

     17.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange or national market system upon which the Common Stock is then listed or traded.

                                This Proxy is Solicited on Behalf of the
                                         Board of Directors
                        The undersigned hereby appoints Kyle D. Parker, Mark O.
                        Beyland and Sam Sexton, III, and each of them, proxy
                        with power of substitution and hereby authorizes such
                        persons to represent and to vote, as designated below,
                        all shares of common stock of Loislaw.com, Inc. (the
                        "Company") standing in the name of the undersigned on
   LOISLAW.COM, INC.    May 19, 2000, at the annual meeting of stockholders to
                        be held on June 13, 2000 at 9:00 a.m., local time, in Dallas, Texas, and at any adjournment thereof and especially to vote on the items of business specified below, as more fully described in the notice of the meeting dated May 25, 2000, and the proxy statement accompanying the same, receipt of which is hereby acknowledged.

1. Election of Director
   FOR NOMINEE HANNAH C. STONE [ ]    WITHHOLD AUTHORITY FOR NOMINEE HANNAH C.
                                      STONE [ ]

2. Proposal to approve the adoption of the Company's 1999 Nonqualified Stock Option Plan for Nonemployee Directors:
                FOR [ ]               AGAINST [ ]             ABSTAIN [ ]

3. Proposal to approve the adoption of the Company's 2000 Stock Option Plan for sales and marketing personnel:
                FOR [ ]               AGAINST [ ]             ABSTAIN [ ]

4. Proposal to amend the Company's 1996 Stock Option Plan to increase from 1,500,000 to 1,950,000 the aggregate number of shares of Common Stock authorized for issuance under such plan:
                FOR [ ]               AGAINST [ ]             ABSTAIN [ ]

5. In their discretion, the proxies are authorized to vote upon such other business or matters as may properly come before the meeting or any adjournment thereof.


THIS PROXY, WHEN DULY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS DULY EXECUTED AND RETURNED, BUT WITHOUT CLEAR VOTING DIRECTION, IT WILL BE VOTED FOR THE NOMINEE AND FOR EACH OF THE PROPOSALS SET FORTH ABOVE.

                  The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxies or their substitutes may lawfully take in accordance with the terms hereof.

                                      Dated:                             , 2000
                                            -----------------------------

                                      -----------------------------------------

                                      -----------------------------------------
                                            Signature(s) of Stockholder(s)

                                      This proxy should be signed exactly as
                                      your name appears hereon. Joint owners
                                      should both sign. If signed as attorney, executor, guardian or in some other representative capacity, or as officer of a corporation, please indicate your capacity or title.

                                      Please complete, date and sign this proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States.